UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

SHENGTAI PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51312	54-2155579
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Changda Road East Development District, Changle County Shandong, PRC 262400	262400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-86-536-218-2777

Copies to:
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On October 20, 2009, we terminated the appointment of our current independent registered public accounting firm,  Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) and on the same day, we appointed Kabani & Company, Inc. (“Kabani”) as our new independent registered public accounting firm.

The reports of Moore Stephens on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to terminate Moore Stephens and appoint Kabani as our independent accountants was approved by our Board of Directors on October 15, 2009.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Moore Stephens with a copy of this disclosure before its filing with the SEC. We requested that Moore Stephens provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Moore Stephens stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to this report.

New Independent Accountants

Our Board of Directors approved the appointment of  Kabani & Company, Inc. as our new independent registered public accounting firm effective as of October 15, 2009. During the two most recent fiscal years and through the date of our engagement, we did not consult with Kabani regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Kabani, Kabani did not provide our Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to continue the appointment of Kabani as our new independent registered public accounting firm.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits
16.1 Letter dated October 20, 2009 from Moore Stephens Wurth Frazer and Torbet, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGTAI PHARMACEUTICALS, INC.

Dated: October 21, 2009
By: /s/ Yiru Shi
Name: Yiru Shi
Title: Chief Financial Officer